UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2018 (February 2, 2018)

Electrum Special Acquisition Corporation
(Exact Name of Registrant as Specified in Charter)

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British Virgin Islands	001-37421	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

700 Madison Avenue, 5th Floor
New York, NY	10065
(Address of principal executive offices)	(Zip code)

(646) 365-1600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 2, 2018, in connection with the Special Meeting in lieu of the 2018 Annual General Meeting of Shareholders (the “Special Meeting”), Electrum Special Acquisition Corporation (the “Company”) and Continental Stock Transfer & Trust Company (“Continental”) entered into the Trust Amendment (as defined below), pursuant to which the date on which to commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering in the event the Company has not consummated a business combination was extended from February 5, 2018 to June 5, 2018. A copy of the Trust Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 2, 2018, in connection with the Special Meeting, the Company filed with the Registrar of Corporate Affairs in the British Virgin Islands the Company’s Amended and Restated Memorandum and Articles of Association. A copy of the Amended and Restated Memorandum and Articles of Association is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 2, 2018, at the Special Meeting, the Company’s shareholders approved the following items: (i) an amendment (the “Extension Amendment”) to the Company’s Memorandum and Articles of Association to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional four months, from February 5, 2018 to June 5, 2018 (the “Extended Date”); (ii) an amendment (the “Trust Amendment”) to the investment management trust agreement, dated June 10, 2015, as amended, by and between the Company and Continental, to extend the date on which to commence liquidating the Trust Account in the event the Company has not consummated a business combination by the Extended Date; (iii) a proposal to re-elect (the “Director Proposal”) Mr. David W. Peat and Mr. Thomas A. Ronzetti III to the Company’s board of directors, with each such director to serve until the third annual general meeting of shareholders following the Special Meeting or until his successor is elected and qualified; and (iv) a proposal to ratify the selection by the Company’s Audit Committee of WithumSmith+Brown, PC to serve as the Company’s independent registered public accounting firm for the fiscal years ending November 30, 2017 and 2018 (the “Auditor Proposal”). The affirmative vote of at least 65% of the Company’s shares attending the Special Meeting in person or by proxy and voting on the Extension Amendment was required to approve the Extension Amendment, and the affirmative vote of at least a majority of the Company’s shares attending the Special Meeting in person or by proxy and voting on the Trust Amendment, Director Proposal and Auditor Proposal was required to approve the Trust Amendment, Director Proposal and Auditor Proposal. The purpose of the Extension was to allow the Company more time to complete a business combination transaction.

Following redemptions of 657,599 of the Company’s shares in connection with the Extension, a total of approximately $127.8 million will remain in the Trust Account. In connection with the approval of the Extension Amendment and the Trust Amendment, the Company’s sponsor, ESAC Holdings LLC, has agreed to contribute to the Company as a loan $0.035 for each public share that was not redeemed, for each calendar month (commencing on February 10, 2018 and on the 10th day of each subsequent month), or portion thereof, that is needed by the Company to complete a business combination from February 10, 2018 until the Extended Date (the “Contribution”). The Contributions will increase the pro rata portion of the funds available in the Trust Account in the event of the consummation of a business combination or a liquidation from approximately $10.33 per share to approximately $10.47 per share, assuming the Company takes the entire time through June 5, 2018 to complete a business combination or liquidate. The Company’s sponsor will have sole discretion to determine whether to continue extending for additional calendar months until the Extended Date, and if the Company’s sponsor determines not to continue extending for additional calendar months, its obligation to make additional Contributions will terminate and the Company will dissolve and liquidate in accordance with its Memorandum and Articles of Association.

Set forth below are the final voting results for each of the proposals:

Extension Amendment

The Extension Amendment was approved. The voting results of the shares of the Company were as follows:

For	Against	Abstentions
13,495,756	68,000	0

Trust Amendment

The Trust Amendment was approved. The voting results of the shares of the Company were as follows:

For	Against	Abstentions
13,495,756	68,000	0

Director Proposal

The proposal to re-elect two directors, David W. Peat and Thomas A. Ronzetti III, to the Boar was approved. The voting results of the shares of the Company were as follows:

Director	Votes For	Votes Against
David W. Peat	13,563,745	11
Thomas A. Ronzetti III	13,563,745	11

Auditor Proposal

The Auditor Proposal was approved. The voting results of the shares of the Company were as follows:

For	Against	Abstentions
13,658,283	1	0

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Memorandum and Articles of Association of Electrum Special Acquisition Corporation
10.1	Amendment No. 3 dated as of February 2, 2018, to the Investment Management Trust Agreement, dated as of June 10, 2015, as amended, by and between Electrum Special Acquisition Corporation and Continental Stock Transfer & Trust Company

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Memorandum and Articles of Association of Electrum Special Acquisition Corporation
10.1	Amendment No. 3 dated as of February 2, 2018, to the Investment Management Trust Agreement, dated as of June 10, 2015, as amended, by and between Electrum Special Acquisition Corporation and Continental Stock Transfer & Trust Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRUM SPECIAL ACQUISITION CORPORATION

By:	/s/ Eric N. Vincent
	Name:	Eric N. Vincent
	Title:	Chief Executive Officer

Date: February 5, 2018